MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-1
January 1, 2003 through January 31, 2003

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$1,341,416,530.93
B.	Level Pay Pool Balance of the Initial Receivables			$1,224,165,325.24
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$117,251,205.69
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$151,000,000.00
		b.	Note Interest Rate					2.00875%
		c.	Noteholders' Final Scheduled Payment Date		March 17, 2003
	2.	Class A-2
		a.	Initial Balance						$384,000,000.00
		b.	Note Interest Rate					3.030%
		c.	Noteholders' Final Scheduled Payment Date		January 17, 2005
		d.	Class A Allocation Percentage				85.86%
	3.	Class A-3
		a.	Initial Balance						$369,000,000.00
		b.	Note Interest Rate					4.150%
		c.	Noteholders' Final Scheduled Payment Date		May 15, 2006
		d.	Class A Allocation Percentage				85.86%
	4.	Class A-4
		a.	Initial Balance						$522,800,000.00
		b.	Note Interest Rate					1-Month LIBOR + .28%
		c.	Noteholders' Final Scheduled Payment Date		January 15, 2010
		d.	Class A Allocation Percentage				85.86%
	5.	Class B
		a.	Initial Balance						$144,500,000.00
		b.	Note Interest Rate					5.370%
		c.	Noteholders' Final Scheduled Payment Date		January 15, 2010
		d.	Class B Allocation Percentage				9.72%
	6.	Class C
		a.	Initial Balance						$65,600,000.00
		b.	Note Interest Rate					6.200%
		c.	Noteholders' Final Scheduled Payment Date		January 15, 2010
		d.	Class C Allocation Percentage				4.41%
E.	Certificates Initial Balance						$113,738,720.97
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		8.881%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)						60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)						59
J.	Number of Initial Receivables						55,134
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	1.00%
	2.	Reserve Account Deposit on the Closing Date			$13,130,856.23
	3.	Specified Reserve Balance Percentage				4.25%
L.	Yield Supplement Account Deposit on the Closing Date			$21,613,006.43
M.	Yield Supplement Over Collateralization
	Balance on Closing Date							$28,330,908.13
N.	Adjusted Principal Balance of Initial Receivables			$1,313,085,622.80
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$437,553,098.17
	2.	Initial Closing Date						March 13, 2002
	3.	End of Pre-Funding Period					16-Sep-02
	4.	Fixed Percentage for Calculating Maximum Negative
		Carry Amount							1.25%
	5.	Negative Carry Account Initial Deposit				$6,055,358.70

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$1,417,958,435.66
B.	Level Payment Pool Balance						$1,276,263,186.55
C.	Last Scheduled Payment Pool Balance					$141,695,249.11
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$0.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$229,920,384.47
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$369,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$522,800,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$127,048,593.47
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$57,677,423.75
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$113,738,720.97
F.	Reserve Account Balance							$37,841,022.27
G.	Yield Supplement Account Balance					$2,731,505.65
H.	Payahead Account Balance						$571,635.14
I.	Yield Supplement Over Collateralization Balance 			$24,646,022.97
J.	Pre-Funding Account Balance						$0.00
K. 	Negative Carry Account Balance						$332,684.47
L.	Deferred Receivables							$497,940,045.68
M.	Cumulative Losses for All Prior Periods					$41,538,381.14
N.	Weighted Average Coupon (WAC)						8.744%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			54.58
P	Number of Contracts							63,277
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					2,430,032.22
	2.	Prepayments in Full						484,703.89
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				3,052,951.01
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						19,897.89
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full Prior
		to Month of Maturity						19,897.88
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						98,463,469.92
	2.	Collected Principal						98,438,580.47
	3.	Collected Interest						6,885,604.67
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						327,238.59
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected Prior to
		Month of Maturity						327,238.59
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						16,132.84
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					433,255.13
	2.	Specified Yield Supplement Account Balance			979,259.52
	3.	Deposit to Yield Supplement Account for Subsequent Receivables
		Sold This  Period						0.00
G.	Yield Supplement Over Collateralization					23,659,248.72
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments due
			prior to Cutoff Date)					341,057.38
		b.	Current Month Actuarial Advances 			113,231.54
		c.	Reimbursement of Actuarial Advances (or payments due
			prior to Cutoff Date)					147,861.50
		d.	Ending Actuarial Advances (or payments due
			prior to Cutoff Date)					306,427.42
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						(34,629.96)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		41,533.27
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent Receivables
		Sold This  Period						0.00
	4.	Ending Payahead Balance 					613,168.41
J.	Rule of 78s Payment							0.01
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			8.652%
L.	Weighted Average Remaining Maturity (WAM)				53.56
M.	Remaining Number of Receivables						59,472
N.	Delinquent Contracts		Contracts			Amount
	1.	30-59 Days Delinquent	2,790 	4.69%		61,124,322.26 	4.70%
	2.	60-89 Days Delinquent	1,275 	2.14%		29,149,515.74 	2.24%
	3.	90 Days or
		more Delinquent		1,063 	1.79%		25,118,476.36 	1.93%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed
		During Month 		533 			11,475,290.40
	2.	Loans Defaulted During
		the Month		604
	3.	Level Payment Principal
		Balance of Defaulted
		Receivables					13,110,337.09
	4.	Last Scheduled Payment
		Principal Balance of
		Defaulted Receivables				1,782,574.14
	5.	Level Payment
		Liquidation Proceeds				2,515,001.60
	6.	Last Scheduled Payment
		Liquidation Proceeds				166.24
	7.	Recoveries of Level
		Payment and Last
		Scheduled Payment on
		Previously Defaulted
		Receivables					1,178,868.02
P.	Pool Balances
	1.	Total Pool Balance						1,301,324,049.09
	2.	Level Pay Pool Balance						1,161,774,643.43
	3.	Last Scheduled Payment Pool Balance				139,549,405.66
	4.	Deferred Receivables						497,940,045.68
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance						12,133,661.96
	2.	Last Scheduled Payment Balance					962,689.38
	3.	Total Principal Balance						13,096,351.34

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					142,655.54
B.	Collection Account Investment Income					72,028.86
C.	Payahead Account Investment Income					468.94
D.	Yield Supplement Account Investment Income				3,205.54
E.	Pre-Funding Account Investment Income					0.00
F.	Negative Carry Account Investment Income				161.11

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 						3,052,951.01
	2.	Collected Principal on Simple Interest Contracts
		(Level Payment Only)						98,438,580.47
	3.	Collected Interest on Simple Interest Contracts
		(Level Payment Only) 						6,885,604.67
		Subtotal							108,377,136.15

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							347,136.48
C.	Net Change in Payahead Account Balance 					(41,533.27)
D.	Net Liquidation Proceeds and Recoveries Received 			3,694,035.86
E.	Principal and Interest on Purchased or Repurchased Contracts		0.00
F.	Exclusion of Rule of 78's Payments 					(0.01)
G.	Net Servicer Advances/(Reimbursements) 					(34,629.96)
H.	Net Swap Receipt							0.00
I.	Yield Supplement Amount 						433,255.13
J.	Net Investment Earning on the Pre-Funding Account			0.00
K.	Negative Carry Amount 							217,024.59
L.	Remaining Pre-Funded Amount Due to Noteholders				0.00
M.	Paid to Seller (MART) for Purchase of Additional
	(Reinvested) Receivables						(12,922,212.80)
N.	Deposit to Reinvestment Account						(62,890,696.11)
O.	Available Funds								$37,179,516.06

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent Receivables
			Sold This  Period					0.00
		2.	Adjusted Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		3.	Subsequent Cutoff Date for Subsequent Receivables
			Sold This  Period					N/A
		4.	Subsequent Transfer Date for Subsequent Receivables
			Sold This  Period					N/A
		5.	Deposit to Reserve Account for Subsequent Receivables
			Sold This  Period					0.00
		6.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)				16-Sep-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This Period				0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders						0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement Amount)		89,763,406.08
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount for
			the Current Period
			a.  Accrued Note Interest for this Period		3,537,913.12
			b.  Pre-Funded Amount
				(excl. Reserve & Yield Supplement Amount)	89,763,406.08
			c.  Pre-Funded Percentage				6.50%
			d.  Net Investment Earnings on the Pre-Funded
			    Amount						0.00
			e.  Negative Carry Amount for the Current Period	217,024.59
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based on Ending
			    Note Balances					4.5822%
			b.  Note Percentage based on Ending Note Balances	91.76%
			c.  Actual Number of Days from Payment Date to
			    End of Pre-Funding Period				121
			d.  Maximum Negative Carry Amount			891,431.60
		3.	Required Negative Carry Account Balance			115,659.88
	E. 	Total Subsequent Receivables Sold as of Related
		Cutoff Dates
		1.	Level Pay Balance					406,927,711.62
		2.	Last Scheduled Payment Balance				38,090,857.43
		3.	Total							445,018,569.05
	F.	Total Initial and Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay						1,631,093,036.86
		2.	Last Scheduled						155,342,063.12
		3.	Total							1,786,435,099.98
	G.	Specified Reserve Balance					74,402,145.64

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					39,660,564.87
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				39,660,564.87
B.	Total Required Payment
	1.	Total Servicing Fee  						870,419.50
	2.	Net Swap Payment						1,634,185.66
	3.	Accrued Note Interest  Due
		a.	Class A-1						0.00
		b.  	Class A-2						580,548.97
		c. 	Class A-3 						1,276,125.00
		d.	Class A-4						814,696.67
		e.	Class B							568,542.46
		f.	Class C							298,000.02
		g.	Total Accrued Note Interest				3,537,913.12
	4.	Principal Distribution Amount Due
		a.	Class A-1 						0.00
		b.  	Class A-2 						34,052,728.08
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						3,856,889.17
		f.	Class C							1,750,947.61
		g.	Total Principal Distribution Amount			39,660,564.86
	5.	Total Required Payment 						45,703,083.14
	6.	Available Funds							37,179,516.06
	7.	Reserve Account TRP Draw Amount					8,523,567.08
	8.	Total Available Funds						$45,703,083.14
C.	Current Period Payments
	1.	Servicing Fee paid						870,419.50
	2.	Net Swap Payment						1,634,185.66
	3.	Interest Paid
		a.	Class A-1 						0.00
		b.  	Class A-2 						580,548.97
		c. 	Class A-3 						1,276,125.00
		d.	Class A-4						814,696.67
		e.	Class B							568,542.46
		f.	Class C							298,000.02
		g.	Total Interest Paid					3,537,913.12
	4.	Remaining Available Funds					39,660,564.86
	5.	Principal Payments
		a.	Class A-1 						0.00
		b.  	Class A-2 						34,052,728.08
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							3,856,889.17
		f.	Class C							1,750,947.61
		g.	Total Principal Payments				39,660,564.86
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				37,841,022.27
	2.	Plus: Reserve Account Investment Income				142,655.54
	3.	Plus: Additional Deposit					0.00
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				8,523,567.08
	6.	Reserve Account Balance before Deposit to Reserve Account	29,460,110.73
	7.	Specified Reserve Account Balance				74,402,145.64
	8.	Amount Necessary to Reinstate Reserve Account to Specified
		Reserve Balance 						44,942,034.92
	9.	Funds Available for Deposit to Reserve Account			0.00
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		0.00
	12.	Ending Reserve Account Balance					29,460,110.73
F.	Excess Funds Deposited to Certificate Distribution Account							0.00 	0.00
G.	Total Distributions							 $45,703,083.14


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$1,417,958,435.66	$1,314,420,400.43
	2.	Total Pool Factor	1.0570605 		0.9798749
	3.	Level Payment Pool
		Balance			1,276,263,186.55 	1,173,908,305.39
	4.	Level Payment Pool
		Factor			1.0425579 		0.9589459
	5.	Last Scheduled Payment
		Pool Balance		141,695,249.11 		140,512,095.04
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	229,920,384.47 		195,867,656.39
		c. 	Class A-3 	369,000,000.00 		369,000,000.00
		d.	Class A-4	522,800,000.00 		522,800,000.00
		e.	Class B		127,048,593.47 		123,191,704.30
		f.	Class C		57,677,423.75 		55,926,476.14
		g.	Total		1,306,446,401.69 	1,266,785,836.83
	7.	Pool Factor
		a.	Class A-1 	0.0000000	 	0.0000000
		b.  	Class A-2 	0.5987510 		0.5100720
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		0.8792290 		0.8525377
		f.	Class C		0.8792290 		0.8525377
	8.	Certificate Balance	113,738,720.97 		113,738,720.97
	9.	Certificate Pool Factor	1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	1,420,185,122.66	1,380,524,557.80
	11.	Yield Supplement Over
		Collatralization	24,646,022.97		23,659,248.72
	12.	Adjusted Pool Balance	1,393,312,412.69	1,290,761,151.71

B.	Portfolio Information
	1.	Weighted Average
		Coupon of  Portfolio
		(WAC)				8.744% 			8.652%
	2.	Weighted Average
		Remaining Term to Maturity
		of  Portfolio (WAM) 		54.58 			53.56
	3.	Remaining Number
		of Receivables			63,277 			60,182

C.	Actual Vs Scheduled Pool Balance	Actual Balance		Scheduled Balance
	1.	Minimum Adjusted Principal
		Balance of Long Deferment
		Period Receivables		428,056,325.18 		530,741,944.06
	2.	Minimum Adjusted Principal
		Balance of Receivables		1,290,761,151.71 	1,403,601,137.44

D.	Reinvested Receivables
	1.	Principal Balance					24,876,108.84
	2.	Adjusted Principal Balance				24,540,806.90
	3.	Yield Supplement Over Collateralization			335,301.94

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					12,377,743.39
B.	Realized Losses for Collection Period Less Recoveries			11,198,875.37
C.	Cumulative Losses for all Periods  					52,737,256.51
D	Delinquent and Repossessed Contracts
					      	Contracts	Amount
	1.	30-59 Days Delinquent		2,790 	4.69%	$61,124,322.26 	4.70%
	2.	60-89 Days Delinquent		1,275 	2.14%	$29,149,515.74 	2.24%
	3.	90 Days or more Delinquent	1,063 	1.79%	$25,118,476.36 	1.93%
	4.	Vehicles Repossessed During
		    Collection Period		533 		$11,475,290.40


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				6.60%
	2.	Preceding Collection Period					6.60%
	3.	Current Collection Period 					6.60%
	4.	Three Month Average 						6.60%

B.	Annualized Net Loss							9.48%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				2.65%
	2.	Preceding Collection Period					3.56%
	3.	Current Collection Period 					3.83%
	4.	Three Month Average 						3.34%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					112,418,308.49
	2.	Yield Supplement Amount from MMCA				433,255.13
	3.	Net Swap Receipt						0.00
	4.	Net Servicer Advances (if positive) 				0.00
	5.	Reserve Account Draw for Total Required Payment 		8,523,567.08
	6.	Deposit from Payahead Account  					0.00
	7.	Collection Account Investment Income  				72,028.86
	8.	Transfer of Negative Carry Amount
		from Negative Carry Account					217,024.59
	9.	Transfer of Net Earnings on Pre-Funding Account			0.00
	10.	Transfer of Prefunding Account Balance due to End
		of Pre-Funding Period						0.00
	11.	Total Transfers Into Collection Account				$121,664,184.15
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					870,419.50
		b.	Rule of 78's Payment					0.01
		c.	Net Reimbursement of Servicer Advance or Payments
			Due Prior to Cutoff Date				34,629.96
		d.	Less:  Total Principal and Interest on Repurchases
			(Netted from Amounts Due Servicer) 			0.00
		e.	Total To Servicer (Net of Total Repurchases)		905,049.47

	2.	Total Required Payment Distributed (Net of Total
		Servicing Fee & Net Swap Payment)				43,198,477.98
	3.	Net Swap Payment						1,634,185.66
	4.	Deposit to Payahead Account 					41,533.27
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			72,028.86
		c.	Total to Certificate Distribution Account		72,028.86
	7.	Total Transfers from Collection Account				$121,664,184.15

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					37,841,022.27
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				142,655.54
	3.	Additional Deposit						0.00
	4.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	5.	Total Transfers Into Reserve Account				142,655.54
C.	Total Transfers In and Beginning Balance				$37,983,677.81
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account Advance Draw Amount	0.00
	2.	Transfer to Collection Account for Reserve Account
		TRP Draw Amount  						8,523,567.08
	3.	Reserve Account Investment Income to
		Seller (MART)  							0.00
	4.	Total Transfers From Reserve Account				8,523,567.08
E.	Ending Balance								29,460,110.73
F.	Total Distributions and Ending Balance					$37,983,677.81

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					571,635.14
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			41,533.27
	2.	Payahead Account Investment Income 				468.94
	3.	Transfer from Prefunding Account for Subsequent Receivables	0.00
	4.	Total Transfers Into Payahead Account				42,002.21
C.	Total Transfers In and Beginning Balance				$613,637.35
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				468.94
	3.	Total Transfers From Payahead Account				468.94
E.	Payahead Account Ending Balance 					613,168.41
F.	Total Distributions and Ending Balance					$613,637.35

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				2,731,505.65
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			3,205.54
	2.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	3.	Total Transfers Into Yield Supplement Account			3,205.54
C.	Total Transfers and Beginning Balance  					$2,734,711.19
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART)  			3,205.54
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)				1,752,246.13
	4.	Total Transfers From Yield Supplement Account			1,755,451.67
E.	Specified Yield Supplement Account Ending Balance 			979,259.52
F.	Total Distributions and Ending Balance					$2,734,711.19

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct			43,198,477.98
	2.	Total Transfers Into Note Payment Account			43,198,477.98
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1	 					0.00
		b.  	Class A-2 						34,633,277.05
		c. 	Class A-3 						1,276,125.00
		d.	Class A-4						814,696.67
		e.	Class B							4,425,431.63
		f.	Class C							2,048,947.63
		g.	Total Payments to Noteholders				43,198,477.98
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance					$43,198,477.98

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				72,028.86
	3.	Total Transfers into Certificate Distribution Account		72,028.86
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					72,028.86
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$72,028.86

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				0.00
B.	Pre-Funding Account Investment Income					0.00
C.	Total Transfers In and Beginning Balance				0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables						0.00
	3.	Transfer to Yield Supplement Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables						0.00
	6.	Transfer to Collection Account of Remaining Balance
		Due Noteholders							0.00
	7.	Total Transfers From Pre-Funding Account			0.00
E.	Pre-Funding Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				332,684.47
B.	Negative Carry Account Investment Income				161.11
C.	Total Transfers In and Beginning Balance				$332,845.58
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to Collection Account		217,024.59
	2.	Release Investment Income from Negative Carry Account
		to Seller (MART)						161.11
	3.	Release Excess Funds from Negative Carry Account
		to Seller (MART)						0.00
	4.	Total Transfers From Negative Carry Account			217,185.70
E.	Negative Carry Account Ending Balance					115,659.88
F.	Total Distributions and Ending Balance					$332,845.58

XIX.  RECONCILIATION OF REINVESTMENT ACCOUNT
A.	Beginning Balance of Reinvestment Account				26,872,709.97
B.	Reinvestment Account Investment Income					13,014.88
C.	Deposit of Prepayments of Long Deferment Period Receivables		62,890,696.11
D.	Total Transfers In and Beginning Balance				$89,776,420.96
E.	Distributions from Reinvestment Account
	1.	Transfer of Reinvestment Amount to Collection Account		0.00
	2.	Release Investment Income from Reinvestment Account to
		Seller (MART)							13,014.88
	3.	Release Excess Funds from Reinvestment Account to
		Seller (MART)							0.00
	4.	Total Transfers From  Reinvestment Account			13,014.88
F.	Reinvestment Account Ending Balance					89,763,406.08
G.	Total Distributions and Ending Balance					$89,776,420.96

X.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						43,198,477.98
	2.	To Servicer (MMCA) 						905,049.47
	3.	To Payahead Account						41,533.27
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				72,028.86
	6.	Total Distributions From Collection Account			$44,217,089.58

B.	Distributions From Reserve Account
	1.	To Collection Account 						0.00
	2.	To Seller (MART)						0.00
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			0.00

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				468.94
	3.	Total Distributions From Payahead Account			468.94

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART)				3,205.54
	3.	Reduction in Specified Yield Supplement Account Balance
		to Seller (MART)						1,752,246.13
	4.	Total Distributions From Yield Supplement Account		1,755,451.67

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						0.00
	2.	To Yield Suplement Account					0.00
	3.	To Collection Account						0.00
	4.	To Payahead Account						0.00
	4.	To Seller for Sale of Subsequent Receivables			0.00
	5.	Total Distributions from Negative Carry Account			0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account						217,024.59
	2.	To Seller (MART)						161.11
	3.	Total Distributions from Negative Carry Account			217,185.70

G.	Total Distributions From All Accounts					$46,190,195.89
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						43,198,477.98
	2.	Servicer (MMCA)							905,518.41
	3.	Seller (MART)							1,755,612.78
	4.	Collection Account 						217,024.59
	5.	Certificate Distribution Account				72,028.86
	6.	Reserve Account							0.00
	7.	Payahead Account						41,533.27
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts				$46,190,195.89